John Hancock Declaration Funds
                          Supplement to the Prospectus

John Hancock V.A. Financial Industries Fund

For the John Hancock V.A. Financial Industries Fund, the first paragraph of the "Goal and Strategy" section has been deleted and replaced with the following:

         The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.


December 4, 2000